ECONOMIC AND INTEREST RATE OUTLOOK

FUNDS' INVESTMENT HIGHLIGHTS

FUNDS' PORTFOLIOS

FINANCIAL INFORMATION
     INDEPENDENT PUBLIC ACCOUNTANTS' REPORT
     FINANCIAL STATEMENTS
     FINANCIAL HIGHLIGHTS
     NOTES TO FINANCIAL STATEMENTS
     MORE ABOUT THE COMPOSITE GROUP

                              PRESIDENT'S MESSAGE

[PHOTO, WILLIAM PAPESH, PRESIDENT, COMPOSITE FUNDS]
     Without doubt, 1995 can best be characterized as a year of joy for fixed-income investors. All sectors of the bond market - U.S. government, corporate, and municipals - experienced dramatically improved results. This came as a welcome turnaround from the one-year unprecedented decline experienced by those markets in 1994.
     Investors in Composite Group's three bond funds were well rewarded for their patience and long-term approach to investing. For the year ended December 31, 1995, total returns (including reinvestment of dividends and capital gains) to Class A shareholders were 19.45% from Composite U.S. Government Securities, 21.58% from Composite Income Fund, and 18.25% from Composite Tax-Exempt Bond Fund. These returns do not include the initial sales charge. For a more complete discussion of performance, you'll want to read the Investment Highlights section of this report which includes returns to Class B shareholders and the effect of maximum sales charges to both classes.
     A question I'm always asked on the heels of an eminently successful year is whether or not we can do it again. Will the performance of 1996 mirror that of 1995? It's a question I can't answer with precision and neither can anyone else. Right now, I'd have to say no. While I have positive feelings about the bond markets in the years ahead, I remind you that the past two years were periods of substantial market volatility: downward in 1994 and upward in 1995. And generally speaking, extremes in market direction don't last for extended periods.
     One other thing to keep in mind is that, as good as they are, Composite Group portfolio managers do not and cannot create the economic conditions that drive markets one way or the other. What they can do, however, is anticipate direction and attempt to capitalize on the potential that exists at the time. While future performance cannot be guaranteed, their decisions are always based on individual fund investment objectives and prudence in portfolio selection for long-term investment opportunity.
     In working to help meet your financial goals, the management of risk is of fundamental importance. Our job is to stay attentive to such factors as credit and interest rate risk and reduce it through the development of a diversified portfolio of securities. But shareholders have a stake in the management of risk over which we have no control. It is reinvestment risk, and in today's environment it attaches itself primarily to money market funds and bank certificates of deposit. If you are currently invested in these instruments and look to them primarily for the production of LONG-TERM income, you may wish to shift some of those assets into one of our bond funds. While this could work to your advantage, please keep in mind that although CD returns may be less than what you'd like, their rates are fixed and accounts are FDIC-insured.
     Despite the inevitability of shorter-range market change, we believe our income funds remain well suited for the long-term investor. By all means, be sure to consult with your investment representative if you have questions concerning the funds or if you are contemplating a change in your personal investment objectives.

/s/ William G. Papesh
WILLIAM G. PAPESH
PRESIDENT

                          ECONOMIC & INTEREST RATE OUTLOOK

     Although buffeted by a host of challenges, the U.S. economy ended 1995 in relatively sound condition. Some early indicators suggest that 1996, however, could be a year of diminished strength with economic growth at a much slower rate. Nonetheless, we are optimistic that progress will be made by Congress and the Administration toward meaningful deficit reduction and this should provide a foundation for moderated growth, stable to declining interest rates, and reduced inflationary pressures for the next several years. These scenarios give us a bullish long-term view of the potential for both bonds and stocks.
     Near term, we do not anticipate securities to appreciate at the same pace experienced this past year. History suggests we should be wary of simply extrapolating recent events into the near future, especially after a virtually unprecedented period of prosperity in the financial markets. While this could cause concern for individuals who move in and out of the market, prudent investors with long-term goals should remain diversified and stay the course.
     Two positive trends support our contention that the years ahead should be rewarding for investors. The first, an economic trend, is the continued control of inflation. Although the yields of bonds are lower, we believe their real returns (e.g. after inflation) will remain attractive in the years ahead given the consensus that inflation will stabilize at under 3%. The second trend is one of considerable demographic importance: the aging baby boom generation. As this segment of the population moves through their 40's and alters their pattern of consumption, they will be entering their peak earnings and savings years. Their recognition that even larger proportions of their net worth need to be committed to the financial markets should have positive effects not only on their retirement goals, but should also stimulate the markets in general.
     To be sure, there are other factors which contribute to market direction. But in our view, the wise investor should continue to focus on the long term. As pointed out in our semiannual report this past June, we continue to believe that shareholders will be well-rewarded by owning investments in a diversified and professionally managed portfolio of quality bonds in the years ahead.

COMPOSITE RESEARCH & MANAGEMENT CO.
INVESTMENT TEAM
--------------------------------------------------------------------------------
FOOTNOTES TO INVESTMENT PERFORMANCE CHARTS ON PAGES 3, 4 & 5.
     INVESTMENT RETURNS AND PRINCIPAL VALUES OF FUND SHARES WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FUND SHARES ARE NOT GUARANTEED BY ANY AGENCY OF THE U.S. GOVERNMENT.
     COMPARISONS TO FUND PERFORMANCE ON THE FOLLOWING PAGES INCLUDE THE CONSUMER PRICE INDEX (CPI), AS A MEASURE OF CHANGE IN CONSUMER PRICES, AND THE LEHMAN BROTHERS GOVERNMENT (LBG), GOVERNMENT/CORPORATE (LGCB), AND MUNICIPAL BOND INDICES (LMB), WHICH ARE CONSIDERED REPRESENTATIVE OF THE U.S. GOVERNMENT AND CORPORATE, AND MUNICIPAL BOND MARKETS.
     THESE INDICES ARE UNMANAGED AND DO NOT REFLECT ACTUAL INVESTMENT-RELATED EXPENSES INCURRED BY THE FUNDS WITH WHICH THEY ARE COMPARED. AVERAGE ANNUAL TOTAL RETURNS AND GRAPH VALUES INCLUDE CHANGES IN SHARE PRICE, AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. UNLESS OTHERWISE INDICATED, ALL FUND PERFORMANCE IS CALCULATED AFTER DEDUCTING THE MAXIMUM 4% SALES CHARGE FOR CLASS A SHARES, AND MAXIMUM 3% CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES. FUND VALUES PRESENTED IN THE GRAPHS ARE FOR CLASS A SHARES. CLASS B PERFORMANCE WOULD VARY DUE TO DIFFERENT EXPENSES. CLASS B INFORMATION IS PRESENTED SINCE 3/30/94, THE COMMENCEMENT OF THEIR OFFERING.

                             INVESTMENT HIGHLIGHTS
                    COMPOSITE U.S. GOVERNMENT SECURITIES, INC.

     Near perfect market conditions this past year as characterized by a slowing economy, contained inflation, the expectation of fiscal austerity, and lower interest rates combined to produce good news for investors. Shareholders of Composite U.S. Government Securities, Inc. were rewarded with returns that substantially outpaced inflation and overall were the best in nearly a decade. And as indicated in the performance chart below, net asset value per share was up as well.
     The contrasts between the negative results of 1994 and the positive achievements of 1995 provide an illustration of one of the tenets of long-term investing: that of remaining invested throughout periods of market volatility.
     Presently, the Fund is composed of 71% mortgage-backed securities: 42% in fixed-rate Government National Mortgage Association (GNMA) securities, 10% in adjustable-rate GNMAs, and 19% in collateralized mortgage obligations which are backed by GNMAs. The remainder of the portfolio is invested predominantly in Treasury notes and bonds. The Fund's heavy weighting in mortgage-backed securities produces a high level of current income relative to other securities. In exchange for this higher income, the holder of the mortgage security assumes the risk that homeowners will prepay or refinance their mortgages. Normally the refinancing occurs in a declining rate environment with the prepayment causing the security holder to reinvest at lower rates. We continue to favor mortgage-backed securities because of the belief that, with an intermediate to long-term time horizon, more often than not the extra income far outweighs the prepayment option. Additionally, by structuring a diverse portfolio and continually searching for the best relative value in the market, we believe we can prudently increase the yield to shareholders. As an example, throughout the year in anticipation of falling interest rates, the Fund was heavily weighted in adjustable-rate and lower-coupon mortgages which were well insulated from major prepayments.
     The Fund's average maturity was at the longer end of its intermediate range for most of the year. This was clearly positive for shareholders, as it allowed us to take advantage of the decline in interest rates this year.
     While Fund shares themselves are not guaranteed by the U.S. government, the Fund's objective is to provide a high level of current income consistent with safety and liquidity. Portfolio investments are either direct obligations of or guaranteed by the U.S. government, or collateralized by such securities. And although we seek attractive returns, the Fund continues to avoid owning extremely volatile mortgage derivative securities. Over time, we believe this prudent approach to investing offers distinct benefits to shareholders.

[GRAPH]


          INVESTMENT PERFORMANCE - COMPOSITE U.S. GOVERNMENT SECURITIES
           COMPARATIVE ENDING VALUES OF $10,000 INVESTED ON 12/31/85


                   Composite
           U.S. Government Securities    LGB           CPI
                  Class A Shares       (Bonds)      (Inflation)
           --------------------------  -------      -----------
    12/31/85       $ 9,600             $10,000      $10,000
                   $10,524             $11,531      $10,110
    12/31/87       $10,813             $11,785      $10,558
                   $11,605             $12,613      $11,025
    12/31/89       $13,148             $14,408      $11,537
                   $14,391             $15,663      $12,242
    12/31/91       $16,509             $18,062      $12,617
                   $17,519             $19,368      $12,983
    12/31/93       $18,942             $21,432      $13,339
                   $18,011             $20,709      $13,696
    12/31/95       $21,514             $24,507      $14,044

Past performance cannot predict future results.

                          AVERAGE ANNUAL TOTAL RETURNS


                     CLASS A         WITH SALES    WITHOUT SALES
                     SHARES            CHARGE         CHARGE
                    ---------       ------------  ---------------
                    One Year           14.69%         19.45%
                    Five Years          7.50%          8.37%
                    Ten Years           7.97%          8.41%

                     CLASS B
                     SHARES
                    ---------
                    One Year           15.48%         18.48%
                    Since 3/94          7.36%          8.97%
                    ----------------------------------------------
                            30-DAY CURRENT YIELDS

                    Class A Shares      5.49%
                    Class B Shares      4.87%
                    ----------------------------------------------
                    See footnotes on page 2 for additional information.

                              INVESTMENT HIGHLIGHTS
                              COMPOSITE INCOME FUND

     Led by the bond market as a whole, Composite Income Fund produced significant returns in 1995. A host of factors, including reduced government spending, large domestic productivity gains, and slower worldwide economic growth, were largely responsible for low inflation, falling interest rates and stable to improving corporate credit-quality. This in turn produced overall fixed income returns that were the best in almost a decade.
     By combining an asset mix of principally corporate bonds, mortgage-backed securities, and Treasury notes with an intermediate maturity profile (currently 12 years), the Fund seeks to accomplish its objectives of providing a high level of current income consistent with protection of shareholders' capital.
     The intermediate maturity profile of the Fund was especially beneficial this year as it aided us in generating both substantially greater returns and an increased net asset value per share. The higher income-producing positions in the Fund (corporate bonds and mortgage-backed securities for example) provided extra yield for shareholders while the diversification within those sectors proved positive as the number of improving situations offset the laggards.
     During the year the Fund upgraded credit-quality to Aa3/AA- as rated by Moody's and Standard & Poor's, respectively. This level of credit-quality is at the upper end of the Fund's spectrum. It is anticipated, however, that the market over the next year will provide us an opportunity to capture potential increases in yields from bonds with slightly lower credit-quality. In taking any such action, we will continue to carefully evaluate risk/reward characteristics of securities in our search for the best relative value.
     Especially in times like this, we believe shareholders of Composite Income Fund have an important advantage over investors who own only callable bonds. Should the issuer elect to redeem its bonds before maturity, investors find it difficult - if not impossible - to reinvest for similar returns. With approximately 75% of the portfolio currently invested in non-callable bonds, the Fund remains well structured to avoid the substantial risk of bonds being called or refinanced in the lower rate environment we see ahead.
     The Fund's adherence to its investment practices allows shareholders with longer-term time horizons to survive the inevitable market corrections such as experienced in 1994 and to participate in gains such as those provided this past year. This, we submit, is the very essence of mutual fund investing. And it is why Composite Income Fund continues to pursue a course designed to bring long-term value to our shareholders.

[GRAPH]

                 INVESTMENT PERFORMANCE - COMPOSITE INCOME FUND
            COMPARATIVE ENDING VALUES OF $10,000 INVESTED ON 12/31/85


              Composite Income Fund     LGCB            CPI
                  Class A shares       (Bonds)      (Inflation)
           --------------------------  -------      -----------
    12/31/85       $ 9,600             $10,000      $10,000
                   $10,574             $11,562      $10,110
    12/31/87       $11,210             $11,827      $10,558
                   $12,000             $12,723      $11,025
    12/31/89       $12,811             $14,535      $11,537
                   $13,863             $15,739      $12,242
    12/31/91       $16,260             $18,276      $12,617
                   $17,460             $19,662      $12,983
    12/31/93       $19,350             $21,831      $13,339
                   $18,416             $21,065      $13,696
    12/31/95       $22,389             $25,119      $14,044

Past performance cannot predict future results.

                          AVERAGE ANNUAL TOTAL RETURNS


                     CLASS A         WITH SALES    WITHOUT SALES
                     SHARES            CHARGE         CHARGE
                    ---------       ------------  ---------------
                    One Year           16.65%         21.58%
                    Five Years          9.16%         10.06%
                    Ten Years           8.39%          8.84%

                     CLASS B
                     SHARES
                    ---------
                    One Year           17.70%         20.70%
                    Since 3/94          8.65%         10.25%
                    ----------------------------------------------
                            30-DAY CURRENT YIELDS

                    Class A Shares      5.69%
                    Class B Shares      5.08%
                    ----------------------------------------------
                    See footnotes on page 2 for additional information.

                             INVESTMENT HIGHLIGHTS
                         COMPOSITE TAX-EXEMPT BOND FUND

     What a difference a year makes. In sharp contrast to the negative performance of 1994, Composite Tax-Exempt Bond Fund's most recent 12-month results were cause for celebration. For the year ended December 31, 1995 total return to Class A shareholders was a VERY positive 18.25% without sales charges and a STILL VERY positive 13.48% even after paying a maximum sales charge. The 30-day current yield was 4.15%. (For Class B shares the 1995 total return was 17.30% and 14.30%, respectively, with a 30-day current yield of 3.52%.)
     At the end of a disappointing market in 1994 we extended the average maturity of the Fund and thereby enhanced the performance when rates fell dramatically in 1995. Since the end of 1994 the yield of the 15-year AAA municipal bond has fallen 1.20% from 6.30% to 5.10%. Although yields look low, we believe the municipal bond market at year-end offers outstanding value relative to the taxable bond market.
     First, some statistics. The Fund ended the year with a strong average quality of Aa/AA, as measured by Moody's and Standard and Poor's, respectively, and an average maturity of 12.8 years. Furthermore, 64% of the portfolio is noncallable, which we believe compares quite favorably with other funds and provides significant protection against the risk of reinvesting called bonds at lower yields in an environment of declining rates.
     Relative to treasuries, municipal bonds with long maturities are at some of the most attactive levels of the past six years. At year-end the 15-year AAA-rated noncallable municipal bond yield was 87% of the corresponding treasury yield, implying an unlikely average future tax rate of only 13%. If the investor's expected marginal tax rate is 28%, then the 5.10% yield of the municipal bond translates to 7.08% on a taxable equivalent yield basis. This is calculated as 5.10% divided by (1 minus the investor's marginal tax rate). And that is 23% more than the 5.75% yield on a 15-year treasury bond at year-end.
     The spread between municipal bond yields and treasury yields diminished because investors fear radical tax reform, in particular the flat-rate tax. While we anticipate some type of tax reform--probably a simplification of the current tax structure--we also believe that municipal bonds will retain their favorable tax status.
     Based on what we see ahead, we believe the municipal bond market represents good relative value for the long-term investor. But as amply demonstrated over the past two years especially, market volatility can and should be expected. For these reasons, shareholders should continue to take a long-term perspective and keep in mind the benefits found in the Fund's strategy of investing in a diversified portfolio of tax-exempt securities.

[GRAPH]

            INVESTMENT PERFORMANCE - COMPOSITE TAX-EXEMPT BOND FUND
           COMPARATIVE ENDING VALUES OF $10,000 INVESTED ON 12/31/85


                    Composite
              Tax-Exempt Bond Fund      LMB             CPI
                  Class A shares       (Bonds)      (Inflation)
           --------------------------  -------      -----------
    12/31/85       $ 9,600             $10,000      $10,000
                   $11,180             $11,902      $10,110
    12/31/87       $11,320             $12,278      $10,558
                   $12,527             $13,235      $11,025
    12/31/89       $13,548             $14,648      $11,537
                   $14,457             $15,723      $12,242
    12/31/91       $16,104             $17,626      $12,617
                   $17,552             $19,199      $12,983
    12/31/93       $19,761             $21,650      $13,339
                   $18,470             $20,617      $13,696
    12/31/95       $21,841             $24,156      $14,044

Past performance cannot predict future results.

                          AVERAGE ANNUAL TOTAL RETURNS


                     CLASS A         WITH SALES    WITHOUT SALES
                     SHARES            CHARGE         CHARGE
                    ---------       ------------  ---------------
                    One Year           13.48%         18.25%
                    Five Years          7.70%          8.59%
                    Ten Years           8.11%          8.56%

                     CLASS B
                     SHARES
                    ---------
                    One Year           14.30%         17.30%
                    Since 3/94          6.98%          8.60%
                    ----------------------------------------------
                            30-DAY CURRENT YIELDS

                    Class A Shares      4.15%
                    Class B Shares      3.52%
                    ----------------------------------------------
                    See footnotes on page 2 for additional information.

COMPOSITE U.S. GOVERNMENT SECURITIES, INC.
PORTFOLIO OF INVESTMENTS IN SECURITIES
DECEMBER 31, 1995

                      COMPOSITE U.S. GOVERNMENT SECURITIES PORTFOLIO

          PRINCIPAL                                                                        MARKET
           AMOUNT                                                                          VALUE
        ------------                                                                   -------------
                       U.S. TREASURY OBLIGATIONS - 27.25%

        $ 3,000,000      U.S. Treasury Note, 7.50%, due 01/31/1996 ....................  $ 3,008,436
          6,500,000      U.S. Treasury Bond, 7.50%, due 11/15/2016 ....................    7,627,340
         15,000,000      U.S. Treasury Bond, 7.25%, due 05/15/2016 ....................   17,132,805
          9,500,000      U.S. Treasury Bond, 7.25%, due 08/15/2022 ....................   11,002,187
          7,500,000      U.S. Treasury Bond, 6.25%, due 08/15/2023 ....................    7,710,937
          4,000,000      U.S. Treasury Bond, Zero coupon, due 08/15/2004 ..............    2,441,568
                                                                                        --------------
                         TOTAL U.S. TREASURY OBLIGATIONS (COST $46,685,203) ...........   48,923,273
                                                                                        --------------

                             MORTGAGE BACKED SECURITIES - 71.12%

                      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 52.10%

             74,637      14.00%, due 06/15/2011 to 03/15/2012 .........................       88,212
            132,400      13.50%, due 08/15/2014 to 12/15/2014 .........................      155,913
             41,330      11.50%, due 07/15/2015 .......................................       47,220
          4,351,686      9.50%, due 07/15/2016 to 09/15/2020 ..........................    4,673,985
          2,469,832      8.50%, due 05/15/2022 ........................................    2,594,867
          2,025,920      8.00%, due 04/15/2022 ........................................    2,112,021
         16,418,708      7.50%, due 12/15/2022 to 06/15/2024 ..........................   16,901,008
         25,677,499      7.00%, due 07/15/2008 to 08/15/2023 ..........................   26,064,269
          4,103,441      6.875%, due 09/20/2022 .......................................    4,188,021
         30,046,400      6.50%, due 03/20/2022 to 03/15/2024 ..........................   29,932,503
          3,390,879      6.125%, due 12/20/2022 .......................................    3,427,972
          3,281,212      5.875%, due 09/20/2022 .......................................    3,348,844
                                                                                        --------------
                                                                                          93,534,835
                                                                                        --------------
                       GNMA COLLATERALIZED MORTGAGE OBLIGATIONS - 19.02%

          8,500,000      Federal Home Loan Mortgage Corporation, 6.85%, due 07/25/2018.    8,596,135
          1,686,496      Federal National Mortgage Association, 8.50%, due 02/25/2018 .    1,709,298
          4,000,000      Federal National Mortgage Association, 8.25%, due 05/25/2020 .    4,154,920
          6,408,000      Federal National Mortgage Association, 8.00%, due 06/25/2005 .    6,623,181
          1,950,000      Federal National Mortgage Association, 7.50%, due 08/25/2001 .    2,029,423
          2,230,000      Federal National Mortgage Association, 6.00%, due 08/25/2007 .    2,214,948
          1,067,097      Federal National Mortgage Association, 5.75%, due 10/25/2010 .    1,065,849
          4,900,000      Merrill Lynch, 6.50%, due 08/27/2015 .........................    4,875,451
            941,233      Morgan Stanley, 8.975%, due 06/01/2001 .......................      955,624
          1,843,991      Mortgage Capital Trust, 9.25%, due 06/01/2017 ................    1,914,616
                                                                                        --------------
                                                                                          34,139,445
                                                                                        --------------
                         TOTAL MORTGAGE-BACKED SECURITIES (cost $124,636,232) .........  127,674,280

 --------------

        PRINCIPAL                                                                           MARKET
         AMOUNT                                                                              VALUE
     ---------------                                                                    --------------

                                 SHORT-TERM INVESTMENT - 1.12%
      $ 2,015,000        Repurchase agreement with Goldman Sachs, collateralized
                         by a U.S. Treasury Note, in a joint trading account at
                         5.70%, dated 12/29/1995, due 01/02/1996 with a maturity value of $2,016,276 (cost $2,015,000) .............................. $  2,015,000
                                                                                        ---------------
                         TOTAL INVESTMENTS (cost $173,336,435)                           178,612,553
                         Other assets ($1,576,750) less liabilities ($673,475) ........      903,275
                                                                                        ---------------
                         NET ASSETS ................................................... $179,515,828
                                                                                        ---------------
                                                                                        ---------------

FEDERAL INCOME TAX INFORMATION:
Net unrealized appreciation of investments at December 31, 1995, of $5,276,118, based on aggregate cost of $173,336,435, was composed of gross appreciation of $5,804,414 for investments having an excess of value over cost and gross depreciation of $528,296 for investments having an excess of cost over value.  As of December 31, 1995, the Fund had unused capital loss carryovers of $6,447,880 for federal tax purposes which may be applied against gains realized in future years.  If not applied, the carryovers will expire by 2003.

OTHER INFORMATION
Purchases and sales (including maturities and principal repayments) of investment securities, all of which were U.S. government securities, other than short-term investments, aggregated
$14,986,328 and $46,794,348, respectively, during the year ended December 31, 1995.
Principal repayments of mortgage-backed securities aggregated $10,580,337.

See accompanying notes to financial statements.


COMPOSITE INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS IN SECURITIES
DECEMBER 31, 1995
                              COMPOSITE INCOME FUND PORTFOLIO


        PRINCIPAL                                                                             MARKET
         AMOUNT                                                                               VALUE
     ---------------                                                                      --------------
                       U.S. TREASURY OBLIGATIONS - 24.19%

     $   1,000,000      U.S. Treasury Bill, 7.50%, due 12/31/1996 ....................... $  1,022,500
         1,300,000      U.S. Treasury Note, 7.875%, due 08/15/2001 ......................    1,453,968
         2,000,000      U.S. Treasury Note, 7.75%, due 01/31/2000 .......................    2,173,750
         1,000,000      U.S. Treasury Note, 7.125%, due 02/29/2000 ......................    1,065,312
         1,000,000      U.S. Treasury Note, 6.125%, due 07/31/2000 ......................    1,030,000
         1,000,000      U.S. Treasury Note, 5.875%, due 03/31/1999 ......................    1,018,125
           500,000      U.S. Treasury Note, 5.875%, due 02/15/2004 ......................      510,313
           500,000      U.S. Treasury Note, 4.00%, due 01/31/1996 .......................      499,844
         2,100,000      U.S. Treasury Bond, 7.50%, due 11/15/2024 .......................    2,523,280
         4,225,000      U.S. Treasury Bond, 7.25%, due 08/15/2022 .......................    4,893,078
         8,250,000      U.S. Treasury Bond, 6.25%, due 08/15/2023 .......................    8,482,031
                                                                                          --------------
                        TOTAL U.S. TREASURY OBLIGATIONS (cost $21,846,128) ..............   24,672,201
                                                                                          --------------

                            MORTGAGE-BACKED SECURITIES - 17.29%
                       FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.38%

           373,254      9.00%, due 12/01/2004 ...........................................      387,601
                                                                                          --------------

                       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 11.90%

         2,187,419      7.00%, due 08/15/2008 ...........................................    2,240,056
         1,666,822      7.00%, due 07/15/2023 ...........................................    1,688,179
         2,308,727      6.50%, due 12/15/2023 ...........................................    2,292,855
           892,718      6.50%, due 08/15/2023 ...........................................      886,581
         2,407,428      6.50%, due 03/15/2024 ...........................................    2,390,877
         2,720,238      6.00%, due 02/15/2024 ...........................................    2,643,732
                                                                                           ---------------
                                                                                            12,142,280
                                                                                           ---------------

                       COLLATERALIZED MORTGAGE OBLIGATIONS - 5.01%

         1,750,000      Donaldson, Lufkin & Jenrette, 7.35%, due 12/18/2003 .............    1,787,812
         1,000,000      Federal Home Loan Mortgage Corporation, 8.75%, due 06/15/2005 ...    1,037,800
         1,000,000      Federal Home Loan Mortgage Corporation, 7.50%, due 07/15/2020 ...    1,026,290
           109,628      Merrill Lynch Mortgage Investors, 9.70%, due 06/15/2008 .........      113,130
           860,241      Morgan Stanley Mortgage Trust, 9.30%, due 07/01/2017 ............      869,489
           269,848      Shearson Lehman, 8.75%, due 08/27/2017 ..........................      272,102
                                                                                           --------------
                                                                                             5,106,623
                                                                                           --------------
                        TOTAL MORTGAGE-BACKED SECURITIES (cost $17,439,531) ..............  17,636,504
                                                                                           --------------

                            CORPORATE BONDS - 45.42%
                    NON-CONVERTIBLE CORPORATE BONDS - 41.78%

                            AEROSPACE/DEFENSE - 3.63%

         2,000,000      Boeing Company, 8.75%, due 08/15/2021 ............................   2,538,736
         1,000,000      Loral Corporation, 8.375%, due 06/15/2024 ........................   1,159,488
                                                                                           --------------
                                                                                             3,698,224
                                                                                           --------------
                                                                                           --------------
                                 BANKING - 3.65%

         1,000,000      Bank of New York, 7.875%, due 11/15/2002 .........................   1,099,376
         1,000,000      Manufacturers and Traders Trust Company, 8.125%, due 12/01/2002 ..   1,104,814
           500,000      Mercantile Bank, 7.625%, due 10/15/2002 ..........................     532,190
         1,000,000      Norwest Corporation, 6.65%, due 10/15/2023 .......................     988,264
                                                                                           --------------
                                                                                             3,724,644
                                                                                           --------------

                             BROADCAST/MEDIA - 4.54%

           750,000      Tele-Communications, Inc., 9.25%, due 01/15/2023 .................     821,649
         2,000,000      Time Warner, Inc., 9.15%, due 02/01/2023 .........................   2,280,620
           850,000      Western Publishing Group, 7.65%, due 09/15/2002 ..................     616,250
         1,000,000      Westinghouse Corporation, 7.875%, due 09/01/2023 .................     912,082
                                                                                           --------------
                                                                                             4,630,601
                                                                                           --------------

                      CONSUMER PRODUCTS & SERVICES - 3.96%

           750,000     Conagra, Inc., 9.75%, due 03/01/2021 .............................      975,476
         2,000,000     Dart & Kraft Finance NV, 7.75%, due 11/30/1998 ...................    2,081,638
         1,000,000     Fleming Companies, Inc., 5.77%, due 08/06/1998 ...................      977,001
                                                                                          ---------------
                                                                                             4,034,115
                                                                                          ---------------

                                 FINANCE - 2.27%
         1,000,000     General Motors Acceptance Corporation, 8.00%, due 04/10/1997 .....    1,029,640
         1,250,000     Kemper Corporation, 6.875%, due 09/15/2003 .......................    1,287,780
                                                                                          ---------------
                                                                                             2,317,420
                                                                                          ---------------

                            HEALTH & MEDICAL - 4.96%

           850,000     American Home Products Corporation, 7.25%, due 03/01/2023 .......      915,327
         3,534,000     American Medical International, Zero coupon, due 08/12/1997 .....    3,155,685
         1,000,000     FHP International, 7.00%, due 09/15/2003 ........................      990,683
                                                                                         ----------------
                                                                                            5,061,695
                                                                                         ----------------

                                INSURANCE - 3.50%
         2,000,000     Continental Corporation, 7.25%, due 03/01/2003 ..................    2,075,546
         1,450,000     Integon Corporation, 8.00%, due 08/15/1999 ......................    1,498,121
                                                                                         ----------------
                                                                                            3,573,667
                                                                                         ----------------

                               OILS & GAS - 3.34%
         1,600,000     Burlington Resources, 9.125%, due 10/01/2021 ....................    2,045,874
         1,000,000     Coastal Corporation, 10.75%, due 10/01/2010 .....................    1,362,736
                                                                                         ---------------
                                                                                            3,408,610
                                                                                         ---------------

                         PAPER & FOREST PRODUCTS - 1.04%
         1,000,000     Weyerhaeuser Corporation, 7.125%, due 07/15/2023 ................    1,060,858
                                                                                         ---------------

                             TRANSPORTATION - 2.70%
         1,000,000     AMR Corporation, 9.75%, due 03/15/2000 ..........................    1,114,757
         1,350,000     Burlington Northern, 8.75%, due 02/25/2022 ......................    1,637,244
                                                                                         ---------------
                                                                                            2,752,001
                                                                                         ---------------

                           UTILITIES/ELECTRIC - 8.19%

         3,000,000     Commonwealth Edison, 9.375%, due 02/15/2000 ......................   3,345,018
           500,000     Niagra Mowhawk Power, 8.00%, due 06/01/2004 ......................     485,438
         1,000,000     Pacific Gas and Electric, 9.08%, due 12/15/1997 ..................   1,063,398
         2,000,000     Public Service Company of New Hampshire, 9.17%, due 05/15/1998 ...   2,124,882
         1,200,000     Texas Utilities Electric, 9.50%, due 08/01/1999 ..................   1,332,817
                                                                                          --------------
                                                                                            8,351,553
                                                                                          --------------
                      TOTAL NON-CONVERTIBLE CORPORATE BONDS (cost $40,113,674) ..........  42,613,388
                                                                                          --------------


                       CONVERTIBLE CORPORATE BONDS - 3.64%
                           FINANCIAL SERVICES - 0.86%
           500,000     Liberty Property Trust, 8.00%, due 07/01/2001 ....................     515,625
           350,000     Meditrust, 7.50%, due 03/01/2001 .................................     363,125
                                                                                          --------------
                                                                                              878,750
                                                                                          --------------

                              RETAIL SALES - 2.35%
         2,500,000     Costco Wholesale Corporation, 5.75%, due 05/15/2002 ..............   2,390,625
                                                                                          --------------


                             TRANSPORTATION - 0.18%
           200,000     Air Wisconsin, 7.75%, due 06/15/2010 .............................     183,250
                                                                                          --------------


                          UTILITIES - ELECTRIC - 0.25%
           250,000     Potomac Electric Power Company, 7.00%, due 01/15/2018 ............     257,500
                                                                                          --------------

                       TOTAL CONVERTIBLE CORPORATE BONDS (cost $3,609,094) ..............   3,710,125
                                                                                          --------------
                       TOTAL CORPORATE BONDS (cost $43,722,768) .........................  46,323,513
                                                                                          --------------



                     U.S. DOLLAR FOREIGN OBLIGATIONS - 6.69%
         1,350,000     Empressas La Moderna, 10.25%, due 11/12/1997 .....................   1,333,125
         1,600,000     Fomento Economico Mexicano SA, 9.50%, due 07/22/1997 .............   1,588,501
         2,000,000     Province of Alberta, 9.25%, due 04/01/2000 .......................   2,273,100
         1,500,000     United Mexican States, Series A, 6.25%, due 12/31/2019 ...........     975,001
         1,000,000     United Mexican States, Series B, 6.25%, due 12/31/2019 ...........     650,001
                                                                                          --------------
                       TOTAL FOREIGN OBLIGATIONS (cost $6,377,366) ......................   6,819,728
                                                                                          --------------

        See accompanying notes to financial statements.

                                                                                             MARKET
              SHARES                                                                         VALUE
           ------------                                                                  --------------
                            PREFERRED STOCK - 0.92%
                                INSURANCE - 0.82%

              14,000   Integon Corporation .............................................    840,000
                                                                                         --------------

                       REAL ESTATE INVESTMENT TRUST - 0.10%
               5,000   Wellsford Residential Property Trust ............................     98,125
                                                                                         --------------
                       TOTAL PREFERRED STOCK (cost $760,790) ...........................    938,125
                                                                                         --------------

           PRINCIPAL                                                                          MARKET
            AMOUNT                                                                            VALUE
          -------------                                                                  ---------------

                          REPURCHASE AGREEMENT - 4.02%
           4,101,000   Repurchase agreement with Goldman Sachs, collateralized by a
                       U.S. Treasury Note, in a joint trading account at 5.70%, dated
                       12/29/1995, due 01/02/1996, with a maturity value of $4,103,597
                       (cost $4,101,000) ..............................................   4,101,000
                                                                                         ---------------


                       TOTAL INVESTMENTS (cost $94,247,583) ........................... 100,491,071
                       Other assets ($1,861,268),  less liabilities ($365,694) ........   1,495,574
                                                                                        ----------------
                       NET ASSETS ..................................................... $101,986,645
                                                                                        ================

FEDERAL INCOME TAX  INFORMATION:
Net unrealized  appreciation of investments at December 31, 1995, of $6,243,488,  based on aggregate cost of
$94,247,583,  was composed of gross  appreciation  of $6,715,364 for those  investments  having an excess of value over cost and gross depreciation of $471,876 for investments having an excess of cost over value.  As of
December 31, 1995, the Fund had unused capital loss carryovers of $15,565,281 for federal tax purposes which may be applied against gains realized in future years.  If not applied, the carryovers will expire by 2003.

OTHER INFORMATION:
Purchases and sales (including maturities and principal repayments) of investment securities, other than short-term investments, aggregated $39,111,201 and $42,433,397, respectively, during the year ended December 31, 1995, including purchases and sales of U.S. government securities of $24,708,652 and $7,960,444, respectively.  Principal repayments of mortgage-
backed securities aggregated $2,312,459.

COMPOSITE TAX-EXEMPT BOND FUND, INC.
PORTFOLIO OF INVESTMENTS IN SECURITIES
DECEMBER 31, 1995

                         COMPOSITE TAX-EXEMPT BOND FUND PORTFOLIO

        PRINCIPAL                                                                    MARKET
         AMOUNT                                                                      VALUE
      -------------                                                              --------------

                     STATE AND MUNICIPAL SECURITIES - 94.50%
                                 ALASKA - 2.16%

      $ 5,000,000    Valdez Marine Term Revenue (Mobil Alaska Pipeline),
                     5.75, due 11/01/2028 .....................................  $  5,017,800
                                                                                 ---------------
                                 ARIZONA - 6.83%

        7,000,000   Phoenix General Obligation, 5.55%, due 07/01/2009 ..........    7,409,360
        5,000,000   Salt River Project Agricultural Improvement & Power
                    District Electrical System Revenue, Series C, 6.25%,
                    due 01/01/2019 .............................................    5,281,600
        3,000,000   Salt River Project Agricultural Improvement & Power District
                    Electrical System Revenue, Series A, 5.75%, due 01/01/2009 .    3,211,770
                                                                                 ---------------
                                                                                   15,902,730
                                                                                 ---------------
                               CALIFORNIA - 4.12%

        6,000,000   San Diego Industrial Development Revenue (San Diego
                    Gas & Electric), Series A, 5.90%, due 06/01/2018 ...........    6,203,280
        3,000,000   Santa Barbara County Certificate of Participation,
                    7.40%, due 02/01/2007 ......................................    3,388,440
                                                                                 ---------------
                                                                                    9,591,720
                                                                                 ---------------
                                COLORADO - 2.43%

        2,225,000   Colorado Springs Utilities System Revenue Prerefunded,
                    6.75%, due 11/15/2021 ......................................    2,547,514
        2,775,000   Colorado Springs Utilities System Revenue, 6.75%, due
                    11/15/2021 .................................................    3,097,899
                                                                                 ---------------
                                                                                    5,645,413
                                                                                 ---------------
                                    FLORIDA - 4.61%

        5,000,000   Jacksonville Electric Authority Revenue
                    (St. Johns River Power-2-Series 7), 5.75%, due 10/01/2012 ..    5,181,300
        5,000,000   Orlando Utilities Commission Water & Electric Revenue,
                    6.00%, due 10/01/2010 ......................................    5,547,450
                                                                                 ---------------
                                                                                   10,728,750
                                                                                 ---------------
                                 GEORGIA - 5.99%

        5,000,000   Georgia State General Obligation, 6.30%, due 03/01/2009 ....    5,675,700
        8,000,000   Georgia Municipal Electric Authority Power Revenue,
                    Series C, 5.70%, due 01/01/2019 ............................    8,265,760
                                                                                 ---------------
                                                                                   13,941,460
                                                                                 ---------------
                                 HAWAII - 3.65%

        2,000,000   Honolulu City &  County General Obligation, 6.00%,
                    due 01/01/2012 .............................................    2,208,040
        5,555,000   Hawaii State General Obligation, 6.40%, due 03/01/2009 .....    6,295,426
                                                                                 ---------------
                                                                                    8,503,466
                                                                                 ---------------

                                ILLINOIS - 9.23%

        3,665,000   Chicago Gas Supply Revenue (Peoples Gas),
                    6.875%, due 03/01/2015 .....................................    4,006,065
        4,000,000   Chicago Wastewater Transmission Revenue, 6.75%, due
                    11/15/2020 .................................................    4,520,200
        2,000,000   Illinois Education Facilities Authority Revenue,
                    (University of Chicago), 7.10%, due 12/01/2020 .............    2,104,000
        5,000,000   Illinois State Sales Tax Revenue Series N, 7.00%, due
                    06/15/2020 .................................................    5,745,900
        6,000,000   Metropolitan Pier and Exposition Authority Dedicated
                    State Tax Revenue, Zero coupon, due 06/15/2009 .............    2,982,780
        4,000,000   Metropolitan Pier and Exposition Authority Dedicated
                    State Tax Revenue, Zero coupon, due 06/15/2008 .............    2,118,520
                                                                                 ---------------
                                                                                   21,477,465
                                                                                 ---------------
                                 INDIANA - 2.89%

        6,000,000   Indiana Municipal Power Agency Revenue, Series A,
                    6.125%, due 01/01/2013 .....................................    6,719,280
                                                                                 ---------------
                                MARYLAND - 4.50%

        5,000,000   Maryland State General Obligation, 4.30%, due 07/15/2003 ...    4,957,000
        5,000,000   Mayor & City Council of Baltimore Port Facility
                    Revenue (DuPont), 6.50%, due 10/01/2011 ....................    5,525,450
                                                                                 ---------------
                                                                                   10,482,450
                                                                                 ---------------
                               MISSISSIPPI - 2.00%

        4,000,000   Lowndes County Solid Waste Disposal & Pollution Control
                    Revenue (Weyerhaueser), 6.80%, due 04/01/2022 ..............    4,655,640
                                                                                 ---------------
                                NEBRASKA - 4.26%

         7,000,000  Omaha Public Power District Electic Revenue Series B,
                    6.15%, due 02/01/2012 ......................................    7,828,520
         2,000,000  Omaha Public Power District Electric Revenue, Series C,
                    5.50%, due 02/01/2014 ......................................    2,094,900
                                                                                 ---------------
                                                                                    9,923,420
                                                                                 ---------------
                               NEW MEXICO - 0.68%

         1,500,000  Lordsburg Pollution Control Revenue (Phelps Dodge),
                    6.50%, due 04/01/2013 ......................................    1,591,860
                                                                                 ---------------

                             NORTH CAROLINA - 2.43%

         5,000,000  North Carolina Eastern Municipal Power,
                    7.00%, due 01/01/2008 ......................................    5,657,450
                                                                                 ---------------
                              NORTH DAKOTA - 2.03%

         4,370,000  Mercer County Pollution Control Revenue (Otter Tail
                    Power), 6.90%, due 02/01/2019 ..............................    4,722,615
                                                                                 ---------------
                                  OREGON - 2.86%

         6,230,000  Washington County, Oregon (Criminal Justice Facilities)
                    General Oblication, 6.00%, due 12/01/2012 ..................    6,662,175
                                                                                 ---------------
                                TENNESSEE - 2.29%

         5,000,000  Memphis Electric System Revenue, 5.625%, due 01/01/2002 ....    5,318,800
                                                                                 ---------------
                                  TEXAS - 3.26%

         3,000,000  Harris County Toll Road Revenue, 8.25%, due 08/15/2007 .....    3,399,990
         4,250,000  San Antonio Electric & Gas Revenue, 5.00%, due 02/01/2012 ..    4,196,662
                                                                                 ---------------
                                                                                    7,596,652
                                                                                 ---------------
                                  UTAH - 3.78%

         6,000,000  Intermountain  Power Agency Power Supply  Revenue, Series C,
                    5.25%, due 07/01/2014 ......................................    6,003,480
         3,000,000  Intermountain  Power Agency Power Supply Revenue, Series A,
                    5.00%, due 07/01/2023 ......................................    2,790,600
                                                                                 ---------------
                                                                                    8,794,080
                                                                                 ---------------
                               WASHINGTON - 18.46%

         4,500,000  King County Washington School District #415 Kent, General
                    Obligation, Series C, 6.30%, due 12/01/2008 ................    5,004,000
         2,750,000  Snohomish County School District #2-Everett General
                    Obligation, 7.20,% due 12/01/2010 ..........................    3,133,378
         2,000,000  Spokane County Water District #3 Revenue, 7.60%, due
                    01/01/2008 .................................................    2,201,400
         4,000,000  University of Washington Housing and Dining Revenue
                    Bond, 7.00, due 12/01/2021 .................................    4,534,680
         7,000,000  Vancouver Water & Sewer Revenue, 5.50, due 06/01/2013 ......    7,181,720
         1,750,000  Washington Health Care Facilities Authority Revenue,
                    Fred Hutchinson Cancer Center, 7.375%, due 01/01/2018 ......    1,926,225
         1,750,000  Washington Health Care Facilities Authority Revenue,
                    Fred Hutchinson Cancer Center, 7.20%, due 01/01/2007 .......    1,934,888
         3,500,000  Washington Public Power Supply System Nuclear Project
                    Number 2 Revenue, 7.625%, due 07/01/2010 ...................    4,089,505
         4,900,000  Washington State General Obligation, Series B,
                    6.40%, due 06/01/2017 ......................................    5,636,666
         7,570,000  Washington State General Obligation, Series B,
                    5.00%, due 05/01/2017 ......................................    7,314,134
                                                                                 --------------
                                                                                   42,956,596
                                                                                 --------------
                                WISCONSIN - 4.23%

         1,000,000  Wisconsin Health & Education Facility Authority Revenue,
                    Waukesha Memorial Hospital, Series A, 7.125%,due 08/15/2007     1,126,790
         3,750,000  Wisconsin State Refunding, Series 3, 5.30%, due 11/01/2011 .    3,857,325
         5,000,000  Wisconsin State Transportation Revenue, Series A,
                    4.90%, due 07/01/2010 ......................................    4,865,900
                                                                                 --------------
                                                                                    9,850,015
                                                                                 --------------
                                 WYOMING - 1.81%

         4,000,000  Sweetwater County Pollution Control Revenue
                    (Idaho Power Co. Project-A), 7.625, due 12/01/2014 .........    4,202,200
                                                                                 --------------
                    TOTAL STATE AND MUNICIPAL SECURITIES (cost $200,688,612) ...  219,942,037
                                                                                 --------------
                                                                                 --------------
                          SHORT -TERM INVESTMENTS - 4.04%

           700,000  Delaware State Economic Development, Variable Rate Demand
                    Obligation, 5.20%* .........................................      700,000
         3,000,000  Massachusetts Daily Commonwealth, Variable Rate Demand
                    Obligation, 5.90%* .........................................    3,000,000
           500,000  Garfield County, Oklahoma Variable Rate Demand Obligation,
                    5.20%* .....................................................      500,000
         5,207,000  Nuveen Tax-Exempt Money Market Fund ........................    5,207,000
                                                                                 --------------
                    TOTAL SHORT-TERM INVESTMENTS (cost $9,407,000) .............    9,407,000
                                                                                 --------------
                    TOTAL INVESTMENTS (cost $210,095,612) ......................  229,349,037
                    Other assets ($3,870,758) less liabilities ($483,033) ......    3,387,725
                                                                                 --------------
                    NET ASSETS ................................................  $232,736,762
                                                                                 --------------
                                                                                 --------------

*Variable Rate Demand Obligations are payable on demand and are secured by letters of credit or other credit support.  The interest rate, which is subject to change periodically, is based on an index of market interest rates.

FEDERAL INCOME TAX INFORMATION:
Net unrealized appreciation of investments at December 31, 1995, of $19,253,425 based on aggregate cost of $210,095,612 was composed of gross appreciation of $19,266,425 for investments having an excess of value over cost and gross depreciation of $13,000 for investments having an excess of cost over value. As of December 31, 1995, the Fund had unused capital loss carryovers of $654,791 for federal tax purposes which may be applied against gains realized in future years.  If not applied, the carryovers will expire by 2002.

OTHER INFORMATION
Purchases and sales of investment securities, other than short-term investments, aggregated
$16,298,234 and $32,821,791, respectively, during the year ended December 31, 1995.

See accompanying notes to financial statements.

FINANCIAL INFORMATION
DECEMBER 31,
1995

                     INDEPENDENT PUBLIC ACCOUNTANTS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF:
         COMPOSITE U.S. GOVERNMENT SECURITIES, INC.
         COMPOSITE INCOME FUND, INC.
         COMPOSITE TAX-EXEMPT BOND FUND, INC.

     We have audited the accompanying statements of assets and liabilities of Composite U.S. Government Securities, Inc., Composite Income Fund, Inc., and Composite Tax-Exempt Bond Fund, Inc., including the investment portfolios, as of December 31, 1995, and the related statements of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 1995 and 1994. For Composite Tax-Exempt Bond Fund, Inc., we have audited the financial highlights for each of the five years in the period ended December 31, 1995. For Composite U.S. Government Securities, Inc., and Composite Income Fund, Inc., we have audited the financial highlights for each of the five fiscal years in the period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirming securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Composite U.S. Government Securities, Inc., Composite Income Fund, Inc., and Composite Tax-Exempt Bond Fund, Inc., as of December 31, 1995, and the results of their operations, the changes in their net assets, and their financial highlights for the above-stated periods in conformity with generally accepted accounting principles.

LEMASTER & DANIELS, PLLC
CERTIFIED PUBLIC ACCOUNTANTS
SPOKANE, WASHINGTON
JANUARY 19, 1996

                                       STATEMENT OF ASSETS AND LIABILITIES
                                              December 31, 1995

                                                                         COMPOSITE             COMPOSITE            COMPOSITE
                                                                      U.S. GOVERNMENT           INCOME              TAX-EXEMPT
                                                                     SECURITIES, INC.         FUND, INC.         BOND FUND, INC.
                                                                   ---------------------  ------------------- --------------------
ASSETS
Investments at market (identified cost $173,336,435,
  $94,247,583, and $210,095,612, respectively) ..................  $178,612,553           $100,491,071        $229,349,037
Cash ............................................................             -                  4,911                   -
Prepaid expenses ................................................        22,233                 16,706              20,415
Receivable for:
  Interest ......................................................     1,492,276              1,759,647           3,789,226
  Sale of Fund's shares .........................................        62,241                 80,004              61,117
                                                                   ---------------------  ------------------  ------------------
Total assets ....................................................   180,189,303            102,352,339         233,219,795
                                                                   ---------------------  ------------------  ------------------
LIABILITIES
Payable for:
  Repurchase of Fund's shares ....................................      380,825                190,012              80,372
  Dividends ......................................................      229,935                133,972             209,429
  Accrued expenses and other payables ............................       62,715                 41,710             193,232
                                                                   ---------------------  ------------------  ------------------
Total liabilities ................................................      673,475                365,694             483,033
                                                                   ---------------------  ------------------  ------------------
NET ASSETS ....................................................... $179,515,828           $101,986,645        $232,736,762
                                                                   =====================  ==================  ==================

COMPOSITION OF NET ASSETS
Capital stock, at par ............................................       $1,656               $108,000              $2,904
Additional paid-in capital .......................................  180,685,934            111,330,545         214,135,224
Accumulated net realized loss ....................................   (6,447,880)           (15,695,388)           (654,791)
Net unrealized appreciation of investments .......................    5,276,118              6,243,488          19,253,425
                                                                   ---------------------  ------------------  ------------------
                                                                   $179,515,828           $101,986,645        $232,736,762
                                                                   =====================  ==================  ==================
SHARES OUTSTANDING ...............................................   16,555,321             10,799,991          29,036,358
                                                                   =====================  ==================  ==================

CLASS A SHARES:
  Net asset value and redemption price per share
    (net assets of $177,309,898, $97,534,484, and $230,055,028, respectively, for 16,351,866, 10,329,116, and 28,701,818 shares
     outstanding, respectively) ..................................       $10.84                 $9.44               $8.02
                                                                   =====================  ================== ==================
  Offering price per share (100/96 of net asset value per share) .       $11.29                 $9.83               $8.35
                                                                   =====================  ================== ==================
CLASS B SHARES:
  Net asset value, offering price and redemption price per share
    (net assets of $2,205,930, $4,452,161, and $2,681,734
     respectively, for 203,455,  470,873,  and 334,540 shares
     outstanding, respectively) ..................................       $10.84                 $9.46               $8.02
                                                                   =====================  ================== ==================

On sales of $25,000 or more, the offering price of Class A is reduced.
A contingent deferred sales charge may be imposed on redemptions for Class B shares.

See accompanying notes to the financial statements.

                                          STATEMENT OF OPERATIONS
                                     For The Year Ended December 31, 1995


                                                                        COMPOSITE               COMPOSITE             COMPOSITE
                                                                     U.S. GOVERNMENT             INCOME               TAX-EXEMPT
                                                                    SECURITIES, INC.           FUND, INC.          BOND FUND, INC.
                                                                  ----------------------  --------------------  -------------------
INVESTMENT INCOME
   Interest income .............................................. $13,117,117              $7,340,494           $13,215,754
                                                                  ----------------------  --------------------  ------------------
Expenses:
   Management fees ..............................................   1,156,052                 598,377             1,120,096
   Distribution expenses - Class A ..............................     343,633                 168,531               432,854
   Distribution expenses - Class B ..............................      15,425                  32,833                18,879
   Shareholder servicing ........................................     165,595                 114,938               107,114
   Postage, printing and office expenses ........................     132,328                  84,155                85,550
   Registration and filing fees .................................      20,926                  21,056                26,512
   Custodial fees ...............................................      25,675                  19,165                24,240
   Auditing and legal fees ......................................      16,524                  14,113                14,477
   Directors' fees ..............................................       8,387                   8,387                 8,401
   Insurance ....................................................       4,522                   2,221                 5,205
                                                                  ----------------------  -------------------- -------------------
Total expenses ..................................................   1,889,067               1,063,776             1,843,328

Fees paid indirectly ............................................      (4,601)                 (4,551)               (7,982)
                                                                  ----------------------  -------------------- -------------------
Net expenses ....................................................   1,884,466               1,059,225             1,835,346
                                                                  ----------------------  -------------------- -------------------
Net investment income ...........................................  11,232,651               6,281,269            11,380,408
                                                                  ----------------------  -------------------- ------------------

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Realized gain (loss) from investment transactions ...............    (248,406)               (964,092)              709,951
Unrealized appreciation of investments during the year ..........  22,057,802              13,282,886            25,628,133
                                                                  ----------------------  --------------------  ------------------
Net realized and unrealized gain on investments .................  21,809,396              12,318,794            26,338,084
                                                                  ----------------------  --------------------  ------------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ....................................... $33,042,047             $18,600,063           $37,718,492
                                                                  ======================  ====================  ==================

See accompanying notes to the financial statements.

                                                STATEMENT OF CHANGES IN NET ASSETS



                                             COMPOSITE U.S. GOVERNMENT SECURITIES, INC.         COMPOSITE INCOME FUND, INC.
                                             -------------------------------------------   -----------------------------------------
                                                FOR THE YEARS ENDED DECEMBER 31,               FOR THE YEARS ENDED DECEMBER 31,
                                                  1995                    1994                   1995                  1994
                                             ----------------     -------------------      ------------------    ------------------
OPERATIONS
Net investment income ...................... $11,232,651          $14,064,719              $6,281,269            $6,698,839

Realized gain (loss) from
  investment transactions ..................    (248,406)          (4,397,627)               (964,092)             (225,532)

Unrealized appreciation (depreciation)
  of investments during the year ...........  22,057,802          (22,453,803)             13,282,886           (11,673,357)
                                             -----------------   --------------------     ------------------    ------------------
Net increase (decrease) in net assets
  resulting from operations ................  33,042,047          (12,786,711)             18,600,063            (5,200,050)

DIVIDENDS TO SHAREHOLDERS
  From net investment income:
     Class A ............................... (11,152,866)         (14,032,268)             (6,093,671)           (6,629,826)
     Class B ...............................     (79,785)             (32,451)               (187,598)              (69,013)

NET CAPITAL SHARE TRANSACTIONS
     Class A ............................... (32,402,457)         (53,233,173)             (2,476,599)           (4,954,098)
     Class B ...............................     977,583            1,103,596               1,743,650             2,378,233
                                             ------------------  --------------------    ------------------     ------------------
Total increase (decrease) in net assets ....  (9,615,478)         (78,981,007)             11,585,845           (14,474,754)

NET ASSETS
Beginning of the year ...................... 189,131,306          268,112,313              90,400,800           104,875,554
                                             ------------------  --------------------    ------------------     ------------------

End of the year ............................ $179,515,828        $189,131,306            $101,986,645           $90,400,800
                                             ==================  ===================     ==================     ==================

UNDISTRIBUTED NET INVESTMENT
INCOME AT END OF YEAR                                  $0                   $0                        $0                     $0
                                             ==================  ===================     ==================     ==================

See accompanying notes to the financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                 COMPOSITE TAX-EXEMPT BOND FUND, INC.
                                            -------------------------------------------
                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                  1995                  1994
                                            ----------------     -------------------
OPERATIONS
Net investment income .....................  $11,380,408         $12,448,608

Realized gain (loss) from
  investment transactions .................      709,951          (1,364,723)

Unrealized appreciation (depreciation)
  of investments during the year ..........   25,628,133         (28,088,153)
                                            -----------------   --------------------
Net increase (decrease) in net assets
  resulting from operations ...............   37,718,492         (17,004,268)

DIVIDENDS TO SHAREHOLDERS
  From net investment income
     Class A ..............................  (11,301,739)        (12,418,016)
     Class B ..............................      (78,669)            (30,572)

NET CAPITAL SHARE TRANSACTIONS
     Class A ..............................  (11,515,781)        (14,201,390)
     Class B ..............................    1,218,551           1,304,849
                                            ------------------  --------------------
Total increase (decrease) in net assets ...   16,040,854         (42,349,397)

NET ASSETS
Beginning of the year .....................  216,695,908         259,045,305
                                            ------------------- --------------------
End of the year ........................... $232,736,762        $216,695,908
                                            =================== ====================

UNDISTRIBUTED NET INVESTMENT
INCOME AT END OF YEAR .....................           $0                  $0
                                            ===================  ====================

See accompanying notes to the financial statements.

                                              FINANCIAL HIGHLIGHTS
                                  (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

COMPOSITE U.S. GOVERNMENT SECURITIES, INC.

                                                                                Class A
                                              --------------------------------------------------------------------------------------
                                                                                                   TEN MONTHS
                                                                                                     ENDED            YEAR ENDED
                                                                                                   DECEMBER 31,       FEBRUARY 29,
                                                      YEARS ENDED DECEMBER 31,
                                              ------------------------------------------------
                                                  1995            1994            1993             1992 (3)              1992
                                              --------------  --------------   -------------   -----------------     -------------

NET  ASSET VALUE, BEGINNING OF PERIOD ......  $ 9.64          $10.79           $10.63          $10.53                $10.17
                                              --------------  --------------   -------------   -----------------     -------------
  INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ....................    0.63            0.63             0.69            0.62                  0.79
  Net Gains or Losses on Securities (both
    realized and unrealized) ...............    1.20           (1.15)            0.16            0.10                  0.36
                                              --------------  --------------   -------------   -----------------     -------------
  Total From Investment Operations .........    1.83           (0.52)            0.85            0.72                  1.15
                                              --------------  --------------   -------------   -----------------     -------------
  LESS DISTRIBUTIONS
  Dividends(from net investment income) ....   (0.63)          (0.63)           (0.69)          (0.62)                (0.79)
                                              --------------  --------------   -------------   -----------------     -------------

NET  ASSET VALUE, END OF PERIOD ............  $10.84           $9.64           $10.79          $10.63                $10.53
                                              ==============  ==============   =============   =================     =============

TOTAL RETURN (1) ............................  19.45%          -4.91%            8.12%           7.03%                11.72%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period ($1,000's) ...... $177,310        $188,068         $268,112        $207,501              $141,377
  Ratio of Expenses to Average Net Assets (5)     1.01%           0.97%            0.99%           0.99% (6)             1.01%
  Ratio of Net Income to Average Net Assets .     6.08%           6.19%            6.29%           6.98% (6)             7.63%
  Portfolio Turnover Rate (2) ...............        8%             34%              51%             11% (6)               17%

(1)  Total return does not reflect sales charge. Returns of less than one year are not annualized.
(2)  A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities
     (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.
(3)  Change in Fund's fiscal year-end.  See note 1.
(4)  From the commencement of offering Class B shares.
(5)  Ratios for 1995 are based upon total expenses in accordance with Securities & Exchange Commission Release No. FR 46 effective
     September 1, 1995.  Ratios for prior periods were calculated based on net expenses and have not been restated.
(6)  Annualized.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

COMPOSITE U.S. GOVERNMENT SECURITIES, INC.


                                                            Class B
                                              ----------------------------------
                                                                MARCH 30, 1994
                                                YEAR ENDED             TO
                                               DECEMBER 31,     DECEMBER 31,
                                                  1995             1994 (4)
                                              --------------   --------------
NET  ASSET VALUE, BEGINNING OF PERIOD ......  $ 9.64           $10.24
                                              --------------   --------------
  INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ....................    0.54             0.41
  Net Gains or Losses on Securities (both
    realized and unrealized) ...............    1.20            (0.60)
                                              --------------   --------------
  Total From Investment Operations .........    1.74            (0.19)
                                              --------------   --------------
  LESS DISTRIBUTIONS
  Dividends(from net investment income) ....   (0.54)           (0.41)
                                              --------------   --------------
 NET  ASSET VALUE, END OF PERIOD ............ $10.84            $9.64
                                              ==============   ==============

TOTAL RETURN (1) ...........................    18.48%          -1.86%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period ($1,000's) .....   $2,206           $1,063
  Ratio of Expenses to Average Net Assets (5)     1.84%           1.76% (6)
  Ratio of Net Income to Average Net Assets       5.20%           5.43% (6)
  Portfolio Turnover Rate (2) ..............         8%             34%

(1)  Total return does not reflect sales charge. Returns of less than one year are not annualized.
(2)  A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities
     (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.
(3)  Change in Fund's fiscal year-end.  See note 1.
(4)  From the commencement of offering Class B shares.
(5)  Ratios for 1995 are based upon total expenses in accordance with Securities & Exchange Commission Release No. FR 46 effective
     September 1, 1995.  Ratios for prior periods were calculated based on net expenses and have not been restated.
(6)  Annualized.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

COMPOSITE INCOME FUND, INC.

                                                                                      Class A
                                                      ------------------------------------------------------------------------------

                                                                                                          THREE MONTHS
                                                                                                            ENDED        YEAR ENDED
                                                                                                           DECEMBER 31,  SEPTEMBER
                                                                   YEARS ENDED DECEMBER 31,                                  30,
                                                      ------------------------------------------------
                                                          1995             1994            1993            1992 (3)       1992
                                                      --------------   --------------  -------------   --------------- -----------
NET  ASSET VALUE, BEGINNING OF PERIOD ............... $8.29            $9.33           $8.99           $9.17           $8.68
                                                      --------------   --------------  -------------   --------------- -----------
  INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income .............................  0.59             0.60            0.61            0.16            0.65
  Net Gains or Losses on Securities (both
    realized and unrealized) ........................  1.15            (1.04)           0.34           (0.18)           0.49
                                                      --------------   --------------  -------------   --------------- -----------
  Total From Investment Operations ..................  1.74            (0.44)           0.95           (0.02)           1.14
                                                      --------------   --------------  -------------   --------------- -----------
  LESS DISTRIBUTIONS
  Dividends(from net investment income) ............. (0.59)           (0.60)          (0.61)          (0.16)          (0.65)
                                                      --------------   --------------  -------------   --------------- -----------
NET  ASSET VALUE, END OF PERIOD ..................... $9.44            $8.29           $9.33           $8.99           $9.17
                                                      ==============   ==============  =============   =============== ===========
TOTAL RETURN (1) .................................... 21.58%           -4.82%          10.82%          -0.23%          13.57%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period ($1,000's) .............. $97,534          $88,102         $104,876        $86,425         $84,995
  Ratio of Expenses to Average Net Assets (5) .......    1.08%            1.04%            1.08%          0.95% (6)       1.05%
  Ratio of Net Income to Average Net Assets .........    6.59%            6.83%            6.58%          6.94% (6)       7.26%
  Portfolio Turnover Rate (2) .......................      43%              26%              51%            87% (6)         47%

(1)  Total return does not reflect sales charge.  Returns of less than one year are not annualized.
(2)  A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities
     (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.
(3)  Change in Fund's fiscal year-end.  See note 1.
(4)  From the commencement of offering Class B shares.
(5)  Ratios for 1995 are based upon total expenses in accordance with Securities & Exchange Commission Release No. FR 46 effective
     September 1, 1995.  Ratios for prior periods were calculated based on net expenses and have not been restated.
(6)  Annualized.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

COMPOSITE INCOME FUND, INC.

                                                                   Class B
                                                      -------------------------------
                                                                      MARCH 30, 1994
                                                        YEAR ENDED        TO
                                                       DECEMBER 31,    DECEMBER 31,
                                                          1995            1994 (4)
                                                      --------------   --------------
NET  ASSET VALUE, BEGINNING OF PERIOD .............   $8.30            $8.85
                                                      --------------   --------------
  INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ...........................    0.51             0.40
  Net Gains or Losses on Securities (both
    realized and unrealized .......................    1.16            (0.55)
                                                      --------------   --------------
  Total From Investment Operations ................    1.67            (0.15)
                                                      --------------   --------------
  LESS DISTRIBUTIONS
  Dividends(from net investment income ............   (0.51)           (0.40)
                                                      --------------   --------------
NET  ASSET VALUE, END OF PERIOD ...................   $9.46            $8.30
                                                      ==============   ==============
TOTAL RETURN (1) ..................................   20.70%           -1.67%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period ($1,000's) ............   $4,452           $2,299
  Ratio of Expenses to Average Net Assets (5) .....     1.91%            1.80% (6)
  Ratio of Net Income to Average Net Assets .......     5.73%            6.25% (6)
  Portfolio Turnover Rate (2) .....................       43%              26%

(1)  Total return does not reflect sales charge.  Returns of less than one year are not annualized.
(2)  A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities
     (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.
(3)  Change in Fund's fiscal year-end.  See note 1.
(4)  From the commencement of offering Class B shares.
(5)  Ratios for 1995 are based upon total expenses in accordance with Securities & Exchange Commission Release No. FR 46 effective
     September 1, 1995.  Ratios for prior periods were calculated based on net expenses and have not been restated.
(6)  Annualized.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

COMPOSITE TAX-EXEMPT BOND FUND, INC.

                                                                                  CLASS A
                                                 -----------------------------------------------------------------------------------


                                                                            YEARS ENDED DECEMBER 31,

                                                 -----------------------------------------------------------------------------------
                                                     1995             1994            1993              1992             1991
                                                 --------------   --------------   -------------   -----------------  ------------

NET  ASSET VALUE, BEGINNING OF PERIOD .......... $7.13            $8.04            $7.58           $7.42              $7.16
                                                 --------------   --------------   -------------   -----------------  ------------
  INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ........................  0.38             0.39             0.40            0.42               0.45
  Net Gains or Losses on Securities (both
    realized and unrealized) ...................  0.89            (0.91)            0.54            0.23               0.34
                                                 --------------   --------------   -------------   -----------------  ------------
      Total From Investment Operations .........  1.27            (0.52)            0.94            0.65               0.79
                                                 --------------   --------------   -------------   -----------------  ------------
  LESS DISTRIBUTIONS
  Dividends(from net investment income) ........ (0.38)           (0.39)           (0.40)          (0.42)             (0.45)
  Distributions (from capital gains) ...........  0.00             0.00            (0.08)          (0.07)             (0.08)
                                                 --------------   --------------   -------------   -----------------  ------------
  Total Distributions .......................... (0.38)           (0.39)           (0.48)          (0.49)             (0.53)
                                                 --------------   --------------   -------------   -----------------  ------------
NET  ASSET VALUE, END OF PERIOD ................ $8.02            $7.13            $8.04           $7.58              $7.42
                                                 ==============   ==============   =============   =================  ============
TOTAL RETURN (1) ............................... 18.25%           -6.53%           12.54%           9.00%             11.36%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period ($1,000's) ......... $230,055         $215,438        $259,045         $186,861           $140,154
  Ratio of Expenses to Average Net Assets (4) ..     0.81%            0.79%           0.81%            0.78%              0.77%
  Ratio of Net Income to Average Net Assets ....     5.03%            5.23%           4.97%            5.56%              6.16%
  Portfolio Turnover Rate (2) ..................        8%              12%             19%              30%                83%

(1)  Total return does not reflect sales charge. Returns of less than one year are not annualized.
(2)  A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities
     (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.
(3)  From the commencement of offering Class B shares.
(4)  Ratios for 1995 are based upon total expenses in accordance with Securities & Exchange Commission Release No. FR 46 effective
     September 1, 1995.  Ratios for prior periods were calculated based on net expenses and have not been restated.
(5)  Annualized.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

COMPOSITE TAX-EXEMPT BOND FUND, INC.
                                                            CLASS B
                                                 -------------------------------
                                                                MARCH 30, 1994
                                                  YEAR ENDED         TO
                                                  DECEMBER 31,    DECEMBER 31,
                                                    1995             1994 (3)
                                                 --------------  --------------

NET  ASSET VALUE, BEGINNING OF PERIOD .........  $7.13           $7.49
                                                 --------------  --------------
  INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income .......................   0.32            0.25
  Net Gains or Losses on Securities (both
    realized and unrealized) ..................   0.89           (0.36)
                                                 --------------  --------------
      Total From Investment Operations ........   1.21           (0.11)
                                                 --------------  --------------
  LESS DISTRIBUTIONS
  Dividends(from net investment income) .......  (0.32)          (0.25)
  Distributions (from capital gains) ..........   0.00            0.00
                                                 --------------  --------------
  Total Distributions .........................  (0.32)          (0.25)
                                                 --------------  --------------
NET  ASSET VALUE, END OF PERIOD ...............  $8.02           $7.13
                                                 ==============  ==============
TOTAL RETURN (1) ..............................  17.30%          -1.46%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period ($1,000's) ........  $2,682          $1,258
  Ratio of Expenses to Average Net Assets (4) .    1.62%           1.58% (5)
  Ratio of Net Income to Average Net Assets ...    4.18%           4.53% (5)
  Portfolio Turnover Rate (2) .................       8%             12%

(1)  Total return does not reflect sales charge. Returns of less than one year are not annualized.
(2)  A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities
     (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.
(3)  From the commencement of offering Class B shares.
(4)  Ratios for 1995 are based upon total expenses in accordance with Securities & Exchange Commission Release No. FR 46 effective
     September 1, 1995.  Ratios for prior periods were calculated based on net expenses and have not been restated.
(5)  Annualized.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ACCOUNTING POLICIES

     Composite U.S. Government Securities, Inc., Composite Income Fund, Inc., and Composite Tax-Exempt Bond Fund, Inc. (together the "Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies.
     On January 28, 1992, the Composite U.S. Government Securities, Inc. and Composite Income Fund, Inc. Board of Directors approved a change in their fiscal year ends to December 31. Accordingly, information for the fiscal year ended December 31, 1992, is presented for the ten-month period from March 1, 1992, for Composite U.S. Government Securities, Inc. and the three-month period from October 1, 1992, for Composite Income Fund, Inc.
     The Funds offer both Class A and Class B shares. Class B shares were first offered March 30, 1994. The two classes of shares differ in their respective sales charges, shareholder servicing fees, and distribution and service fees. All shareholders bear the common expenses of the Fund pro rata, based on value of settled shares outstanding, without distinction between share class. Dividends are declared separately for each class. Neither class has preferential dividend rights; differences in per-share dividend rates are generally due to differences in separate class expenses, including distribution and service fees.
     Following is a summary of significant accounting policies, in conformity with generally accepted accounting principles, which are consistently followed by each Fund in the preparation of its financial statements.
a. Investment securities are stated on the basis of valuations provided by an independent pricing service, approved by the Boards of Directors, which uses information with respect to transactions, quotations from dealers, market transactions in comparable securities, and various relationships between securities in determining value. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not currently quoted as described above will be priced at fair market value as determined in good faith in a manner prescribed by the Boards of Directors.
b. Interest income is earned from the settlement date on securities purchased and is recorded on the accrual basis.
c. Dividends to shareholders are recorded on a daily basis and distributed monthly. The Funds distribute substantially all of their income monthly.
d. Security transactions are accounted for on trade date (execution date of the order to buy or sell). Realized gain or loss from security transactions and change in unrealized appreciation or depreciation are determined on the basis of identified cost.
e. Each Fund complies with requirements of the Internal Revenue Code applicable to regulated investment companies and distributes taxable income so that no provision for federal income or excise tax is required. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carry forwards, deferral of wash sales, and post-October losses. Expiring capital loss carryforwards are charged to additional capital.
f. In accordance with Securities and Exchange Commission Release No. FR. 46 effective September 1, 1995, custodian fees have been increased by $4,601, $4,551, and $7,982 for Composite U.S. Government Securities, Inc., Composite Income Fund, Inc., and Composite Tax-Exempt Bond Fund, Inc., respectively. Such amounts relate to "expense offset arrangements." The Funds could have otherwise employed the assets to produce income if they had not entered into such arrangements. In accordance with the regulations, such amounts are added to custodian fees actually incurred to arrive at gross custodian fees and then reflected as a deduction, "fees paid indirectly" to derive net expenses. There were no "expense offset arrangements" other than custodian fees.

NOTE 2 - TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     The amounts of fees and expenses described below are shown on each Fund's statement of operations.
     Management fees were paid by each Fund to Composite Research & Management Co.(CRMCo), the investment adviser. The fees are based on an annual rate of
 .625% of average daily net assets for Composite U.S. Government Securities and Composite Income Fund, and on an annual rate of .50% for Composite Tax-Exempt Bond Fund. An individual Fund's management fees will be reduced if that Fund's net assets exceed $250 million. Under terms of each Fund's management contract, CRMCo. has agreed to reimburse a Fund for its expenses in excess of 1.50% of average daily net assets up to $30 million, and 1% of such assets over $30 million. Composite Income Fund and Composite Tax-Exempt Bond Fund will be further reimbursed for expenses exceeding .75% of average daily net assets exceeding $130 million. No such reimbursement was required during the year ended December 31, 1995.
     Directors' fees and expenses were paid directly by each Fund to directors having no affiliation with the Funds other than in their capacity as directors. Other officers and directors received no compensation from the Funds.
     Shareholder servicing fees were paid to Murphey Favre Securities Services, Inc., (MFSSI) the transfer and shareholder servicing agent, for services incidental to issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. The authorized monthly shareholder servicing fees are $1.60 and $1.70 per Class A and Class B share accounts, respectively.
     Distribution expenses were paid to Murphey Favre, Inc. (MFI), the principal underwriter and distributor, in accordance with separate Distribution Plans for Class A and Class B. The Funds' Board of Directors adopted the Plans pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Class A Distribution Plan provides that the Fund will reimburse MFI up to 0.25% of the average daily net assets attributable to Class A shares annually for a portion of its expenses incurred in distributing each Fund's Class A shares, including payment to brokers. The Class B Distribution Plan provides that the Funds will pay MFI a distribution fee, equal to 0.75% annually, and a service fee of 0.25%, of the Funds' average daily net assets attributable to Class B shares.
     For the year ended December 31, 1995, commissions (sales charges paid by investors) on the purchases of Class A shares totaled $150,970, $209,703, and $341,454, of which $150,848, $209,674, and $341,403 was retained by MFI, in the
Composite U.S. Government Securities, Ince., Composite Income Fund, Inc., and Composite Tax-Exempt Bond Fund, Inc., respectively. For the year ended December 31, 1995, MFI received contingent deferred sales charges of $1,682, $5,047, and $1,893, for Composite U.S. Government Securities, Composite Income Fund, and Composite Tax-Exempt Bond Fund, respectively, upon redemption of Class B shares as reimbursement for sales commissions advanced by MFI at the time of such sales.
     Under terms of the distribution contracts, MFI will reimburse each Fund if its expenses exceed the most stringent applicable state blue sky limitation. No such reimbursement was required during the six-month year ended December 31, 1995.

NOTE 3 - CAPITAL STOCK
COMPOSITE U.S. GOVERNMENT SECURITIES
Capital stock authorized .............  1,000,000,000
Designated as:
     Class A .........................    600,000,000
     Class B .........................    400,000,000
Par value per share ..................        $0.0001


                                                             CLASS A                                        CLASS B
                                             ------------------------------------------     -------------------------------------
                                                                                                 YEAR              MARCH 30, 1994
                                                                                                 ENDED                 TO
                                                        YEARS ENDED DECEMBER 31,               DECEMBER 31,        DECEMBER 31,

                                                    1995                    1994                1995                1994 (1)
                                            ----------------------    -----------------   ----------------    ----------------
SHARES

Sold .....................................     810,845                  1,450,548            106,878            120,824
Issued for reinvestment of dividends and
 capital gains ...........................     784,736                    954,531              6,046              2,342
                                            ----------------------   -----------------    ----------------    ----------------
                                             1,595,581                  2,405,079            112,924            123,166
Reacquired ...............................  (4,752,653)                (7,733,340)           (19,778)           (12,857)
                                            ----------------------   -----------------    ----------------    ----------------
Net increase (decrease) ..................  (3,157,072)                (5,328,261)            93,146            110,309
                                            ======================   =================    ================    ================

AMOUNT
Sold .....................................  $8,364,834                $14,056,664         $1,115,018          $1,201,752
Issued for reinvestment of dividends .....   8,133,434                 10,395,143             63,184              26,998
                                            ----------------------   -----------------   ----------------     ----------------
                                            16,498,268                 24,451,807          1,178,202           1,228,750
Reacquired ............................... (48,900,725)               (77,684,980)          (200,619)           (125,154)
                                           ----------------------    -----------------   ----------------     ----------------
                                           $  (32,402,457)           $(53,233,173)        $  977,583          $1,103,596
                                           ======================    =================   ================     ================

(1) From the commencement of offering Class B shares.

COMPOSITE INCOME FUND, INC.
Capital stock authorized ...................        50,000,000
Designated as:
    Class A ................................        30,000,000
    Class B ................................        20,000,000
Par value per share ........................             $0.01



                                                             CLASS A                                        CLASS B
                                             --------------------------------------------     -------------------------------------
                                                                                                 YEAR               MARCH 30, 1994
                                                                                                 ENDED                  TO
                                                        YEARS ENDED DECEMBER 31,               DECEMBER 31,         DECEMBER 31,
                                                     1995                     1994                1995                 1994 (1)
                                             ----------------------     -----------------     ----------------     ----------------
SHARES

Sold .......................................      1,400,247                 1,783,466            219,399               290,683
Issued for reinvestment of dividends .......        499,570                   565,488             16,941                 6,610
                                             ----------------------     -----------------     ----------------     ----------------
                                                  1,899,817                 2,348,954            236,340               297,293
Reacquired .................................     (2,194,039)               (2,963,495)           (42,305)              (20,455)
                                             ----------------------     -----------------     ----------------     ----------------
Net increase (decrease) ....................       (294,222)                 (614,541)           194,035               276,838
                                             ======================     =================     ================     ================

AMOUNT
Sold ....................................... $   12,466,219             $  15,792,705         $1,972,074            $2,494,055
Issued for reinvestment of dividends .......      4,473,957                 4,889,312            152,542                55,679
                                             ----------------------     -----------------     ----------------     ----------------
                                                 16,940,176                20,682,017          2,124,616             2,549,734
Reacquired .................................    (19,416,775)              (25,636,115)          (380,966)             (171,501)
                                             ----------------------     -----------------     ----------------     ----------------
Net increase (decrease) .................... $   (2,476,599)            $  (4,954,098)        $1,743,650            $2,378,233
                                             ======================     =================     ================     ================

(1) From the commencement of offering Class B shares.

COMPOSITE TAX-EXEMPT BOND FUND, INC.
Capital stock authorized ...................        5,000,000,000
Designated as:
    Class A ................................        3,000,000,000
    Class B ................................        2,000,000,000
Par value per share ........................              $0.0001



                                                             CLASS A                                        CLASS B
                                             --------------------------------------------     -------------------------------------
                                                                                                 YEAR               MARCH 30, 1994
                                                                                                 ENDED                  TO
                                                        YEARS ENDED DECEMBER 31,               DECEMBER 31,         DECEMBER 31,
                                                     1995                     1994                1995                 1994 (1)
                                             ----------------------     -----------------     ----------------     ----------------
SHARES

Sold .......................................      2,542,933                 3,556,878            161,616               181,155
Issued for reinvestment of dividends .......      1,034,551                 1,310,239              7,241                 3,539
                                             ----------------------     -----------------     ----------------     ----------------
                                                  3,577,484                 4,867,117            168,857               184,694
Reacquired .................................     (5,093,734)               (6,888,578)           (10,688)               (8,323)
                                             ----------------------     -----------------     ----------------     ----------------
                                                 (1,516,250)               (2,021,461)           158,169               176,371
                                             ======================     =================     ================     ================

AMOUNT
Sold ....................................... $   18,646,519             $  25,964,330         $1,240,802            $1,340,880
Issued for reinvestment of dividends .......      8,716,895                 9,728,020             60,160                25,691
                                             ----------------------     -----------------     ----------------     ----------------
                                                 27,363,414                35,692,350          1,300,962             1,366,571
Reacquired .................................    (38,879,195)              (49,893,740)           (82,411)              (61,722)
                                             ----------------------     -----------------     ----------------     ----------------
Net increase (decrease) .................... $  (11,515,781)            $ (14,201,390)        $1,218,551            $1,304,849
                                             ======================     =================     ================     ================

(1) From the commencement of offering Class B shares.

NOTE 4 - SHAREHOLDER MEETING

     A special meeting of the Funds' shareholders was held March 21, 1995. Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, and abstained, are set forth below:

1.  The Funds' shareholders elected the following nine directors:


                                 COMPOSITE U.S. GOVERNMENT        COMPOSITE         COMPOSITE TAX-EXEMPT
                                       SECURITIES, INC.        INCOME FUND, INC.      BOND FUND, INC.
                                -------------------------    --------------------  ------------------------
                                               SHARES                    SHARES                   SHARES
                                 SHARES       WITHHOLDING     SHARES   WITHHOLDING     SHARES   WITHHOLDING
                                 VOTED         AUTHORITY      VOTED     AUTHORITY      VOTED    AUTHORITY
                                 "FOR"          TO VOTE       "FOR"     TO VOTE        "FOR"     TO VOTE
                                ----------- -------------   ---------- ----------  ------------ -----------
Wayne L. Attwood, M.D. ........  9,874,047     148,350      5,743,458    63,821      18,201,299  257,223
Kristianne Blake ..............  9,839,099     183,298      5,735,002    72,277      18,162,651  295,871
Anne V. Farrell ...............  9,870,287     152,110      5,735,341    71,938      18,164,549  293,973
Edwin J. McWilliams ...........  9,881,774     140,623      5,730,823    76,456      18,194,645  263,877
Michael K. Murphy .............  9,868,638     153,759      5,753,880    53,399      18,202,937  255,585
William G. Papesh .............  9,884,799     137,598      5,747,323    59,956      18,237,998  220,524
Jay Rockey ....................  9,870,080     152,317      5,731,850    75,429      18,191,564  266,958
Leland J. Sahlin ..............  9,881,485     140,912      5,744,235    63,044      18,234,027  224,495
Richard C. Yancey .............  9,879,972     142,425      5,746,767    60,512      18,211,479  247,043


2. The Funds' shareholders ratified the selection by a majority of the independent members of the Funds' Board of Directors of LeMaster & Daniels, PLLC, as independent accountants for each Fund for the current year, subject to termination at any time without penalty.


                                                    SHARES              SHARES
                                                    VOTED               VOTED
                                                    "FOR"              "AGAINST"       ABSTAINED
                                                  -----------       ---------------   ------------
Composite U.S. Government Securities, Inc. ......  9,563,799            56,805          401,792
Composite Income Fund, Inc. .....................  5,556,031            31,439          219,808
Composite Tax-Exempt Bond Fund, Inc. ............ 17,965,642            44,466          448,414

                         MORE ABOUT THE COMPOSITE GROUP

DISCIPLINED INVESTMENT MANAGEMENT

     With more than a half-century of experience investing in all types of market conditions, we are convinced that discipline and patience are far better friends than greed. For many investors, short-term "opportunities" have resulted in longer-term problems.
     The Composite Group of Funds takes a long-term view toward the management of your assets. Each fund is managed with specific investment objectives in mind, and contains a diversified and carefully chosen portfolio of securities that, in our opinion, best meets those objectives. We believe our focus on discipline - on sensible investment strategies - offers investors a greater potential for reward over time in an environment of reduced risk.

FUNDS FOR GROWTH

     In addition to our bond funds which are designed to primarily provide income, the Composite Group also includes three funds developed to offer investors the potential for growth of assets.

     COMPOSITE BOND & STOCK FUND is managed to provide the potential for steady income from bonds and long-term growth of principal from stocks. Taking a conservative approach to meeting these objectives, we place as much emphasis on credit-quality as on yields in choosing bonds, and on fundamental values and the potential for appreciation in choosing stocks.

     COMPOSITE GROWTH & INCOME FUND has as its objective the long-term growth of capital, with current income a secondary consideration. In pursuit of this objective, the Fund invests principally in high-quality common stocks which, in our opinion, are undervalued.

     COMPOSITE NORTHWEST FUND seeks to provide long-term growth of capital by investing in a portfolio whose common stocks are exclusively those of companies located or doing business in the Northwest (Washington, Oregon, Idaho, Montana and Alaska).

TWO WAYS YOUR CASH CAN EARN ITS KEEP

     COMPOSITE CASH MANAGEMENT CO. seeks to provide current money market rates of return, liquidity, and preservation of capital through its two portfolios.
     The MONEY MARKET portfolio invests in high-quality, short-term money market obligations of banks, businesses, and the U.S. government.
     The TAX-EXEMPT MONEY MARKET portfolio invests in high-quality, short-term municipal bonds that are exempt from federal income tax.
     Both portfolios are intended as repositories for future cash needs and offer draft-writing privileges. Shares of the Fund are free of any sales charge.
     Please note that an investment in either portfolio is not insured or guaranteed by the U.S. government, nor can there be any assurance that a stable net asset value of $1.00 per share can be maintained.

WE'RE HERE TO HELP

     If you have questions, we encourage you to visit with your investment representative or call Composite Customer Service toll-free at 1-800-543-8072, Monday through Friday, 7:00 a.m. - 6:00 p.m., Pacific Time.
--------------------------------------------------------------------------------
FOR MORE INFORMATION ON ANY OF THE COMPOSITE GROUP FUNDS, INCLUDING CHARGES AND EXPENSES, WRITE OR CALL FOR A FREE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
--------------------------------------------------------------------------------

FOR FURTHER INFORMATION, PLEASE CONTACT:
FUND OFFICES
Composite Group of Funds
601 W. Main Avenue, Suite 801
Spokane, WA  99201-0613
Phone:  (509) 353-3550
Toll free:  (800) 543-8072

ADVISER
Composite Research & Management Co.
1201 Third Avenue, Suite 1220   Seattle, WA  98101-3015

DISTRIBUTOR
Murphey Favre, Inc.
1201 Third Avenue, Suite 780    Seattle, WA  98101-3015

CUSTODIAN
Investors Fiduciary Trust Company
127 W. 10th Street  Kansas City, MO  64105-1716

INDEPENDENT PUBLIC ACCOUNTANTS
LeMaster & Daniels, PLLC
601 W. Riverside, Suite 800    Spokane, WA  99201-0614

COUNSEL
Paine, Hamblen, Coffin, Brooke & Miller
717 W. Sprague Avenue, Suite 1200  Spokane, WA  99204-0464

OFFICERS

PRESIDENT
   William G. Papesh
EXECUTIVE VICE PRESIDENT
   Kerry K. Killinger
VICE PRESIDENTS
   Gene G. Branson
   Douglas D. Springer
VICE PRESIDENT & TREASURER
   Monte D. Calvin
SECRETARY
   John T. West

BOARD OF DIRECTORS

CHAIRMAN
   Leland J. Sahlin
MEMBERS
   Wayne L. Attwood, M.D.
   Kristianne Blake
   Anne V. Farrell
   Edwin J. McWilliams
   Michael K. Murphy
   William G. Papesh
   Jay Rockey
   Richard C. Yancey

This report is submitted for the general information of shareholders of the Funds. For more detailed information about the Funds, their officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.


COMPOSITE GROUP

BOND FUNDS

ANNUAL REPORT

December 31, 1995

COMPOSITE
U.S. GOVERNMENT
SECURITIES, INC.

COMPOSITE
INCOME FUND, INC.

COMPOSITE
TAX-EXEMPT BOND
FUND, INC.

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